Securities Exchange Act of 1934 -- Form 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                                  July 25, 2003
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                        CBL & ASSOCIATES PROPERTIES, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                            1-12494                    62-1545718
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                    File Number)           Identification Number)
incorporation)

              2030 Hamilton Place Boulevard, Chattanooga, TN 37421
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                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
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                                 (423) 855-0001



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ITEM 9. Regulation FD Disclosure


     On July 24, 2003, CBL & Associates Properties, Inc. (the "Company) reported its results for the quarter ended June 30, 2003. The Company's earnings release for the quarter ended June 30, 2003 is attached as Exhibit 99.1. The attached exhibit is furnished pursuant to Item 9 and Item 12 on Form 8-K.

     Funds from operations ("FFO") is a widely used measure of the operating performance of real estate companies that supplements net income determined in accordance with generally accepted accounting principles ("GAAP"). The Company computes FFO in accordance with the National Association of Real Estate Investment Trusts' definition of FFO, which is net income (computed in accordance with GAAP) excluding gains or losses on sales of operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO provides an additional indicator of the operating performance of the Company's properties without giving effect to real estate depreciation and amortization, which assumes the value of real estate assets declines predictably over time. Since values of well-maintained real estate assets have historically risen or fallen with market conditions, the Company believes that FFO provides investors with a better understanding of the Company's operating performance.

     The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flow from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

     The Company presents its total share of consolidated and unconsolidated debt because the Company believes that this amount provides investors with a clearer understanding of the Company's debt obligations.

     The Company presents same-center net operating income because the Company believes that it provides investors with useful information regarding the operating performance of shopping centers that are comparable between periods. The Company determines net operating income for shopping center properties by subtracting property operating expenses from rental and tenant reimbursement revenues.

     The Company determines each of the non-GAAP measures above by including its proportionate share from unconsolidated affiliates and excluding minority investors' proportionate shares in consolidated properties.



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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     CBL & ASSOCIATES PROPERTIES, INC.

                                             /s/ John N. Foy
                               ----------------------------------------------
                                                John N. Foy
                                              Vice Chairman,
                                Chief Financial Officer and Treasurer
                               (Authorized Officer of the Registrant,
                                Principal Financial Officer and
                                  Principal Accounting Officer)








                               Date: July 25, 2003






                                  EXHIBIT INDEX

Exhibit
Number            Description
99.1     Earnings Release - Second Quarter Ended June 30, 2003
99.2     Analyst Conference Call Script - Second Quarter Ended June 30, 2003
99.3     Supplemental information - Second Quarter Ended June 30, 2003